FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2009
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

333 108th Avenue NE, Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On July 30, 2009, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing its financial results for the quarter ended June 30, 2009. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.
     Expedia makes reference to non-GAAP financial information in the press release. Information regarding these non-GAAP financial measures is contained in the attached press release.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press release of Expedia, Inc., dated July 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: July 30, 2009.	By:	/s/ Michael B. Adler
		Name:	Michael B. Adler
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Expedia, Inc., dated July 30, 2009.